Exhibit 32.1
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                             STELLAR RESOURCES LTD.
                             OFFICER'S CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Stellar Resources Ltd. (the "Company") on Form 10-QSB for the period ending January 31m 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Reid, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained byu the Company and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Andrew Reid
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Andrew Reid
Chief Executive Officer